Exhibit 99.1

PRESS RELEASE

For release:	June 23, 2020

Contact:	Media Stephen W. Ries Senior Corporate Counsel & Secretary (610) 668-3270 sries@global-indemnity.com

Global Indemnity Limited Announces Proposed Redomestication to the United States

GEORGE TOWN, Cayman Islands, June 23, 2020 (GLOBE NEWSWIRE) — Global Indemnity Limited (NASDAQ:GBLI) (the “Company”) announced that the Company’s Board of Directors approved a plan to redomesticate the Company and its Bermuda subsidiary, Global Indemnity Reinsurance, Ltd., to the United States. The Board also approved the filing of a preliminary proxy statement with the U.S. Securities and Exchange Commission in connection with a special meeting of the Company’s shareholders that will be called to consider and approve the redomestication plan.

If the Company’s shareholders approve the redomestication plan, Global Indemnity Group, LLC, a Delaware limited liability company (that will be taxed as a partnership for U.S. federal income tax purposes), will replace the Company, a Cayman Islands corporation, as the publicly listed parent company of the Company’s affiliated group, and the business of the Company’s Bermuda subsidiary will be assumed by the Company’s existing U.S. insurance company subsidiaries. Pursuant to the plan of redomestication, the Company’s class A ordinary shares will be converted on a one-for-one basis to the class A common shares of the new parent company, Global Indemnity Group, LLC, a Delaware limited liability company, that will trade on NASDAQ under the Company’s existing ticker symbol (“GBLI”).

If approved by its shareholders, the Company anticipates that the redomestication will close in the third quarter of 2020.

Important Information for Shareholders

Security holders are urged to read the definitive proxy statement regarding the proposed redomestication when it becomes available, because it will contain important information. Shareholders may obtain a copy of the definitive proxy statement (when available) and other related documents filed by the Company with the SEC free of charge on the SEC’s website at www.sec.gov. The definitive proxy statement (when available) and other related documents may also be obtained free of charge by accessing http://www.globalindemnity.ky, clicking on the link for “Investor Relations” and then clicking on the link for “SEC Filings”.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management, and employees may solicit proxies from shareholders in favor of the proposed redomestication. Information about the Company’s executive officers and directors is included in the Company’s annual report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 6, 2020 and in the proxy statement for the 2020 annual general meeting filed with the SEC on April 30, 2020, respectively. Copies of these documents may be obtained free of charge by contacting the Company or accessing the Company’s website. In addition, these documents will be available free of charge at the SEC’s website.

About Global Indemnity Limited and its subsidiaries

Global Indemnity Limited (NASDAQ:GBLI), through its several direct and indirect wholly owned subsidiary insurance and reinsurance companies, provides both admitted and non-admitted specialty property and casualty insurance coverages and individual policyholder coverages in the United States, as well as reinsurance worldwide. Global Indemnity Limited’s four primary segments are:

•	United States Based Commercial Specialty

•	United States Based Specialty Property

•	United States Based Farm, Ranch, & Stable

•	Bermuda Based Reinsurance

For more information, visit the Global Indemnity Limited’s website at http://www.globalindemnity.ky.

Forward-Looking Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained in this press release [1] do not address a number of risks and uncertainties, including COVID-19 and risks and uncertainties related to the proposed redomestication. Forward-looking statements in this press release include, but are not limited to, statements related to the statements regarding our expectations regarding the proposed redomestication of the Company, certainty of the proposed redomestication, the anticipated timing of the proposed redomestication and future results or expectations of the Company. These statements are based on current expectations as of the time of this press release and involve a number of risks, uncertainties and assumptions, including those described in Global Indemnity’s filings with the Securities and Exchange Commission. Investors are cautioned that it is not possible for Global Indemnity to predict all risks, nor can we assess the impact of all factors on its business or to the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. All forward-looking statements in this press release are based on information available to Global Indemnity as of the date hereof. Please see Global Indemnity’s filings with the Securities and Exchange Commission for a discussion of risks and uncertainties which could impact the company and for a more detailed explication regarding forward-looking statements. Global Indemnity does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

[1]	Disseminated pursuant to the “safe harbor” provisions of Section 21E of the Security Exchange Act of 1934.

Contact:

Media

Stephen W. Ries

Senior Corporate Counsel & Secretary

(610) 668-3270

sries@global-indemnity.com